Exhibit 10.1

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

SUBSCRIPTION AGREEMENT

Energenx Inc.

To:

Energenx Inc.

The undersigned acknowledges that he has received and reviewed all relative information requested regarding Energenx, Inc, a Nevada corporation (“and/or “the Company”), including but not limited to the Company’s annual report on Form 10KSB for the year ended December 31, 2004, and the Company’s Private Investment Summary, and desires to subscribe for Common restricted stock (the “Shares”) of the Company, pursuant to Section 4(2) of the Securities Act of 1933,  and other applicable exemptions from registration, including Regulation D, Rule 505, in a private offering of shares.  The offering of shares pursuant to this subscription is made through the Company’s officers and directors.

In consideration of the Company's agreement to sell Shares to the Undersigned upon the terms and conditions summarized in the Investment Summary, the Undersigned agrees and represents as follows:

A.

SUBSCRIPTION

(1)    Subject to the terms and conditions hereof the Undersigned hereby irrevocably subscribes for and agrees to purchase 3,000,000 shares of common stock, at the price of $0.50 per share, for a total of $1,500,000.  Funds shall be payable in U.S. currency, to the order of Energenx, Inc, or by wire transfer to the Company at the following banking coordinates: Energenx Inc., US Bank, 4th Street Branch, Coeur d’ Alene, Idaho 83814, account #153390113253, ABA routing #123103729 in the net amount of the purchase price of the Shares for which the Undersigned is subscribing (the "Payment").

(2)

The Undersigned understands that all payments by check as provided in paragraph 1 above shall be delivered to Energenx Inc. and, thereafter, such payment will be deposited as soon as practicable in the corporate account.  The Payment (or, in the case of rejection of a portion of the Undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, if the Undersigned's subscription is rejected in whole or in part.  There is no minimum contingency and all funds may be used by the Company upon its acceptance of the subscription.

(3)

The Undersigned hereby acknowledges receipt of a copy of the Investment Summary, and hereby agrees to be bound thereby upon the (i) execution and delivery to the Company of the signature page to the Undersigned's completed questionnaire submitted by the Undersigned (the "Questionnaire") and this Subscription Agreement and (ii) acceptance on the Closing Date by the Company of the Undersigned's subscription for one or more Shares (the "Subscription").

(1)

The Undersigned agrees that the Company may, in its sole and absolute discretion, reduce the Undersigned’s subscription to any number of Shares that in the aggregate do not exceed the number of Shares hereby applied for without any prior notice to or further consent by the Undersigned.

B.

REPRESENTATIONS AND WARRANTIES.

The Undersigned hereby represents and warrants to, and agrees with, the Company and any participating Placement Agents in the Offering as follows:

(1)

The Undersigned has sufficient liquid assets to sustain a loss of the Undersigned’s entire investment.

(2)

The Undersigned represents that he (or she or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) or who, either alone or with the Undersigned’s representative(s) has such knowledge and experience in financial and business matters that the Undersigned is capable of evaluating the merits and risks of the investment in the Shares.  The Undersigned has filled out the Individual Investor Questionnaire which is attached hereto as Exhibit A.

(3)

The Undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable that is so disproportionate as to cause such overall commitment to become excessive.

(4)

The Undersigned's Shares are being purchased for the Undersigned's own account, for investment purposes only, not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part.  No other person has or will have a direct or indirect beneficial interest in the Undersigned's Shares.  The Undersigned will not sell, hypothecate or otherwise transfer the Undersigned's Shares unless: (a) there is an effective registration statement under the Act, and applicable state securities laws covering any transaction involving such securities or (b) an exemption from the registration requirements of the Act and such state laws is available.

(1)

The Undersigned has been furnished with and has read the Investment Summary and the Company’s most recent 10-KSB and is familiar with and understands the terms of the offering.  In evaluating the suitability of an investment in the Company, the Undersigned has not relied upon any representations or other information (whether oral or written) from the Company, other than as set forth in the Investment Summary.  With respect to individual or partnership tax and other economic considerations involved in this investment, the Undersigned is not relying on the Company.  The Undersigned has carefully considered and has, to the extent the Undersigned believes such discussion necessary, discussed with the Undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Shares for the Undersigned's particular tax and financial situation, or has elected not to do so, and has determined that the Shares being subscribed for by the Undersigned are a suitable investment for the Undersigned.

(6)

The Company has made available to the Undersigned all documents and information that the Undersigned has requested relating to an investment in the Shares.

(7)

The Undersigned recognizes that the Company is in the development stage, that it has generated no revenues to date, is not expected to have any products commercially available for a number of years, if at all, and that investment in the Company involves substantial risks, including loss of the entire amount of such investment and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Shares.

(8)

If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required:  (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Shares, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate, and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is qualified as an Accredited Investor within the meaning of Rule 501 (a) of Regulation D promulgated under the Act ("Regulation D") and has submitted information substantiating such individual qualification.

(9)

The Undersigned shall indemnify and hold harmless the Company, and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Undersigned to the Company or omitted or alleged to have been omitted by the Undersigned, concerning the Undersigned or the Undersigned's authority to invest or financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire submitted by the Undersigned, against losses, liabilities and expenses for which the Company or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.

A.

UNDERSTANDINGS.

The Undersigned understands, acknowledges and agrees with the Company and any Placement Agent participating in the Offering as follows:

(1)

This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before the Closing Date, notwithstanding prior receipt by the Undersigned of notice of acceptance of the Undersigned’s Subscription.

(2)

Each investor in the Shares agrees to any so called “lock-up” period imposed by an underwriter in any subsequent public offering, which lock-up period will not exceed one year from the effective date of the date of a registration statement for a public offering.  The Company has agreed to grant investors in the Shares “piggy-back” registration rights for the shares, with certain limitations in accordance with a separate Registration Rights Agreement.

(3)

This Subscription is and shall be irrevocable, except that the Undersigned shall have no obligations hereunder in the event that this Subscription is rejected in full for any reason.

(4)

No Federal or state agency has made any finding or determination as to the accuracy or adequacy of the Investment Summary or as to the fairness of the terms of this offering for investment, nor any recommendation or endorsement of the Shares.

(4)

The offering and sale of the Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act, and Rule 505 thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Undersigned herein and in the Questionnaire.

(5)

There is currently no market for the Common Stock contained in the Shares.  There can be no assurance that the Undersigned will be able to sell or dispose of the Common Stock and the shares underlying the Warrants included in the Shares.  It is understood that in order not to jeopardize the offering's exempt status under Section 4(2) of the Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(6)

The Undersigned acknowledges that the information contained in the Investment Summary is confidential and non-public and agrees that all such information shall be kept in confidence by the Undersigned and neither used by the Undersigned for the Undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company), (iii) becomes public knowledge as the result of any inquiry of the Securities and Exchange Commission, any authority of any state, or the National Association of Securities Dealers or NASDAQ Stock Market.

(7)

IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE INVESTMENT SUMMARY OR THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(8)

THE SHARES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(9)

FOR RESIDENTS OF ALL STATES.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

D.

MISCELLANEOUS.

(1)

Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Investment Summary.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

(2)

Except as set forth in Section A. (4) herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

(3)

Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Energenx Inc., 6200 E Commerce Loop, Post Falls, ID 83854 or (ii) if to the Undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 3.

(4)

Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(5)

This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by Nevada courts to agreements entered into and to be performed in Nevada by and between residents of Nevada, and shall be binding upon the Undersigned, the Undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.  If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(6)

This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

E.

SIGNATURE.

The signature page of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled “Signature Page,” appearing on the next page.

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Energenx Inc.

INDIVIDUAL SIGNATURE PAGE

Your signature on this Individual Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

The Undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Company at (208) 665-5553 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.

                  3,000,000

         September 30, 2005

Number of Shares applied for

Date

/s/ Marvin Redenius

Signature

Marvin Redenius

Name (Please Type or Print)

Signature of Spouse if Co-owner

Name of Spouse if Co-owner

Energenx Inc., a Nevada corporation, hereby accepts the foregoing subscription subject to the terms and conditions hereof this 30th day of September, 2005.

Energenx Inc.

By:  /s/ Gary Bedini

Gary Bedini, President & CEO

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